UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 7, 2014

Date of report (Date of earliest event reported)

LifeLock, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35671	56-2508977
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

60 East Rio Salado Parkway

Suite 400

Tempe, Arizona 85281

(Address of Principal Executive Offices)  (Zip Code)

(480) 682-5100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2014, we held our annual meeting of stockholders (the “Annual Meeting”) to consider and vote upon the following proposals: (1) to elect two Class II directors, each to serve for a three-year term expiring at our 2017 annual meeting of stockholders; and (2) to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting.  For more information on the following proposals, see our definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2014.

Proposal 1:	Election of the two Class II directors listed below to serve for a three-year term expiring at our 2017 annual meeting of stockholders:

Name	For	Withheld	Broker Non-Votes
Albert A. (Rocky) Pimentel	39,072,233	33,031,853	11,944,130
Thomas J. Ridge	39,327,039	32,777,047	11,944,130
Proposal 2:	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014:

For	Against	Abstain	Broker Non-Votes
83,772,802	239,355	36,059	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOCK, INC.

Date: May 9, 2014	By:	/s/ Todd Davis
Todd Davis
Chairman and Chief Executive Officer